UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 6, 2014, Java Corp., a wholly owned subsidiary of The Men’s Wearhouse, Inc. (“Men’s Wearhouse”), commenced a tender offer (the “Tender Offer”) to acquire all the outstanding stock, par value $0.01 per share (together with the associated preferred share purchase rights), of Jos. A. Bank Clothiers, Inc. (“Jos. A. Bank”), for $57.50 per share, net to the seller in cash, without interest and less any required withholding taxes.  The terms and conditions of the tender offer are set forth in the Schedule TO filed by Men’s Wearhouse and Java Corp. with the U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2014 (the “Schedule TO”), which Schedule TO (including the exhibits thereto) is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On or after the date hereof, in connection with the Tender Offer, representatives of Men’s Wearhouse will make presentations to investors and certain shareholders of Jos. A. Bank or Men’s Wearhouse using the slides included as Exhibit 99.2 to this Current Report on Form 8-K (the “Investor Presentation”) and which are incorporated herein by reference.  Men’s Wearhouse expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors and certain shareholders of Jos. A. Bank or Men’s Wearhouse, analysts and others.

On January 6, 2014, Men’s Wearhouse issued a press release announcing the commencement of the Tender Offer and that it will deliver notice to Jos. A. Bank of its intention to nominate John D. Bowlin and Arthur E. Reiner as independent director candidates for election to Jos. A. Bank’s board of directors at its 2014 annual meeting of shareholders (the “Nominations”).  The press release is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on January 6, 2014, Men’s Wearhouse sent letters to its employees and licensing partners regarding the Tender Offer and the Nominations.  The form of letter to employees is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference and the form of letter to Men’s Wearhouse’s licensing partners is included as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is for informational purposes only.  The Tender Offer is not being made to, nor will tenders be accepted from, or on behalf of, holders of shares in any jurisdiction in which the making of the tender offer or the acceptance thereof would not comply with the laws of that jurisdiction.  The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by Men’s Wearhouse with the U.S. Securities and Exchange Commission (“SEC”) today.  INVESTORS AND SECURITY HOLDERS OF JOS. A. BANK ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER.  Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by Men’s Wearhouse through the web site maintained by the SEC at http://www.sec.gov.  The Offer to Purchase, Letter of Transmittal and other offering documents may also be obtained for free by contacting the Information Agent for the tender offer, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.

Men’s Wearhouse intends to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for the 2014 Annual Meeting of Jos. A. Bank Clothiers, Inc. (the “Proxy Statement”).  MEN’S WEARHOUSE STRONGLY ADVISES ALL INVESTORS AND SECURITY HOLDERS OF JOS. A. BANK TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the following persons are anticipated to be, or may be deemed to be, participants in any such proxy solicitation: Men’s Wearhouse, Douglas S. Ewert, David H. Edwab, Jon W. Kimmins, John D. Bowlin and Arthur E. Reiner.  Certain of these persons hold direct or indirect interests as follows: Men’s Wearhouse is the record or beneficial owner of 100 shares of common stock of Jos. A. Bank and is seeking to enter into a business combination between it and Jos. A. Bank; and Messrs. Bowlin and

Reiner each have an interest in being nominated and elected as a director of Jos. A. Bank.  Other directors and executive officers of Men’s Wearhouse who may be participants in the solicitation of proxies have not been determined as of the date of this Current Report on Form 8-K.  No additional compensation will be paid to such directors and executive officers for such services.  Investors and security holders of Jos. A. Bank can obtain additional information regarding the direct and indirect interests of the nominees and other participants by reading the Proxy Statement when it becomes available.

The Investor Presentation and press release include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, is included as an appendix to the Investor Presentation filed as Exhibit 99.2 to this Current Report on Form 8-K.  Men’s Wearhouse is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation slides and press release, among other places, to its comparable financial measures on a GAAP basis. Men’s Wearhouse believes that the Non-GAAP Financial Measures provide investors the ability to evaluate financial performance in a way that is comparable to measures reported by other retailers and is useful for management and investors in evaluating the proposed transaction.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this communication reflect Men’s Wearhouse’s current views with respect to future events and financial performance and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements.  These forward-looking statements may be significantly impacted by various factors, including, but not limited to: actions by governmental entities, domestic and international economic activity and inflation, success, or lack thereof, in executing our internal operating plans and new store and new market expansion plans, including successful integration of acquisitions, performance issues with key suppliers, disruption in buying trends due to homeland security concerns, severe weather, foreign currency fluctuations, government export and import policies, aggressive advertising or marketing activities of competitors; and legal proceedings. Future results will also be dependent upon our ability to continue to identify and complete successful expansions and penetrations into existing and new markets and our ability to integrate such expansions with our existing operations.  These statements also include assumptions about our offer to acquire Jos. A. Bank (including its benefits, results, effects and timing) that may not be realized.  Risks and uncertainties related to the proposed transaction include, among others: in the event a definitive transaction agreement is executed, the risk that Jos. A. Bank’s shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained,  the risk that the other conditions to the closing of the transaction are not satisfied; and, in the event the transaction is consummated, risks related to the costs and difficulties related to the integration of Jos. A. Bank’s businesses and operations with Men’s Wearhouse’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction; unexpected costs, charges or expenses resulting from the transaction; litigation relating to the transaction; and the inability to retain key personnel.  Other factors that may impact the forward-looking statements are described in the Company’s annual report on Form 10-K for the fiscal year ended February 2, 2013 and Forms 10-Q.  Men’s Wearhouse is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K:

99.1	Schedule TO (incorporated by reference to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.2

Investor Presentation, in use as of January 6, 2014 (incorporated by reference from Exhibit (a)(5)(D) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.3

Press Release of Men’s Wearhouse dated January 6, 2014 (incorporated by reference from Exhibit (a)(5)(A) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.4

Form of Letter to Men’s Wearhouse’s Employees (incorporated by reference from Exhibit (a)(5)(E) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.5

Form of Letter to Men’s Wearhouse’s Licensing Partners (incorporated by reference from Exhibit (a)(5)(F) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.

Date:	January 6, 2014	By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins
Title: Executive Vice President,
Chief Financial Officer, Treasurer
and Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Schedule TO (incorporated by reference to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.2

Investor Presentation, in use as of January 6, 2014 (incorporated by reference from Exhibit (a)(5)(D) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.3

Press Release of Men’s Wearhouse dated January 6, 2014 (incorporated by reference from Exhibit (a)(5)(A) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.4

Form of Letter to Men’s Wearhouse’s Employees (incorporated by reference from Exhibit (a)(5)(E) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).

99.5

Form of Letter to Men’s Wearhouse’s Licensing Partners (incorporated by reference from Exhibit (a)(5)(F) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO filed with the SEC on January 6, 2014).